Other Income-Net (Tables)	12 Months Ended
Jan. 03, 2015
Other Income-Net
Schedule of other income-net

Other income—net consisted of the following (in thousands):

Fiscal Year	2014	2013	2012
Interest income	$799	$809	$889
Remeasurement of investment in Fossil Spain to fair value	0	6,510	0
Gain on Skagen Designs arbitration settlement	5,968	0	0
Equity in the earnings of joint venture, net of tax	0	0	972
Currency gains	20	951	5,565
Other gains	653	1,149	1,116

Other income—net	$7,440	$9,419	$8,542